Exhibit 32.1


        CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT AND
         18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

         In connection with the filing of Zunicom, Inc. and Subsidiary (the "Company") Quarterly Report on Form 10-Q for the period ending September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),I, William Tan, President and Chief Executive Officer of the Company, certify, pursuant to Rule 13a-14(b) of the Exchange Act and 18 U.S.C.
(SS) 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                (1)  The Report fully complies with the requirements of
                     section 13(a) or 15(d) of the Securities Act of 1934;
                     and

                (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company,


/s/ William Tan
--------------------
William Tan
President and Chief Executive Officer
(principal executive officer)

November 13, 2009


























                                Exhibit 32.1 - 1